UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2021

OneWater Marine Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39213	83-4330138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6275 Lanier Islands Parkway Buford, Georgia	30518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (678) 541-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ONEW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 20, 2021, One Water Assets & Operations, LLC (the “Purchaser”), a subsidiary of OneWater Marine Inc. (the “Company”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) with THMS Holdings, LLC, a Delaware limited liability company (“Seller”), THMS Inc., a Delaware corporation (“THMS Corp”), and T-H Marine Supplies, LLC, a Delaware limited liability company (“T-H Marine,” and collectively with THMS Corp, the “Target Companies”). T-H Marine is a provider of branded marine parts and accessories for OEM and aftermarket.

Pursuant to the Purchase Agreement, and subject to the terms and conditions thereof, the Purchaser has agreed to acquire all the outstanding equity interests of the Target Companies for mixed consideration including approximately $178 million in cash consideration and an aggregate of approximately 175,000 shares of Class A common stock, par value $0.01 per share, of the Company (the “Acquisition”). The purchase price is subject to customary adjustments at closing, including for working capital adjustments.

The Acquisition is expected to close in the calendar fourth quarter of 2021, subject to the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”) and other customary conditions. The Purchase Agreement provides for customary representations, warranties and covenants, provides certain termination rights for each party and provides for the payment of a fee by the Purchaser upon the termination of the Purchase Agreement under certain circumstances.

The Company has guaranteed the payment of such termination fee and related obligations of the Purchaser under the Purchase Agreement.

The Company intends to finance the cash portion of the purchase price though debt financing. In connection with its entry into the Purchase Agreement, the Company entered into a debt financing commitment letter with Truist Bank (“Truist”), pursuant to which Truist has committed to provide the Company with debt financing in an aggregate principal amount of $200 million in the form of an expansion of the Company’s existing term loan facility, subject to customary conditions as set forth therein.

The description above of the Purchase Agreement is not complete and is qualified in its entirety by reference to the terms of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Acquisition is incorporated herein by reference.

Shares of the Company’s common stock that will be issued pursuant to the Acquisition will be issued in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended, as sales by an issuer not involving any public offering.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1¥	Equity Purchase Agreement, by and among THMS Holdings, LLC, THMS, Inc., T-H Marine Supplies, LLC, and One Water Assets & Operations, LLC, dated as of October 20, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

¥
Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission on request.

Forward-Looking Statements

The statements contained herein may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including regarding our strategy, our expectations with respect to the acquisition, future operations, financial position, prospects, plans and objectives of management, growth rate and its expectations regarding future revenue, operating income or loss or earnings or loss per share. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “will be,” “will likely result,” “should,” “expects,” “plans,” “anticipates,” “could,” “would,” “foresees,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “outlook” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are not guarantees of future performance, but are based on management's current expectations, assumptions and beliefs concerning future developments and their potential effect on us, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Our expectations expressed or implied in these forward-looking statements may not turn out to be correct.

Important factors, some of which are beyond our control, that could cause actual results to differ materially from our historical results or those expressed or implied by these forward-looking statements include the following: risks related to the satisfaction of the conditions to closing the Acquisition in the anticipated timeframe or at all, risks related to the ability to realize the anticipated benefits of the Acquisition, including the possibility that the expected benefits from the proposed Acquisition will not be realized or will not be realized within the expected time period, the risk that the businesses will not be integrated successfully, effects of industry wide supply chain challenges and our ability to maintain adequate inventory, changes in demand for our products and services, the seasonality and volatility of the boat industry, our acquisition and business strategies, the inability to comply with the financial and other covenants and metrics in our credit facilities, cash flow and access to capital, effects of the COVID-19 pandemic and related governmental actions or restrictions on the Company’s business, risks related to the ability to realize the anticipated benefits of any proposed or recent acquisitions within the anticipated timeframe or at all, including the risk that proposed or recent acquisitions will not be integrated successfully, the timing of development expenditures, and other risks. More information on these risks and other potential factors that could affect our financial results is included in our filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and in our subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from OneWater Marine’s website at www.onewatermarine.com under the “Investors” tab, and in other documents OneWater Marine files with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEWATER MARINE INC.

	By:	/s/ Jack Ezzell
Name: Jack Ezzell
Title: Chief Financial Officer
Dated: October 21, 2021